POWER SPECTRA, INC.

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered into effective this 11th day of April, 1997, by and among POWER SPECTRA, INC., a California corporation (the "Company") and certain undersigned holders of the Company's securities as are appear on the signature page hereof and similar forms of Registration Rights Agreement entered into in connection with the private placement of the Company's Common Stock pursuant to the offering memorandum dated February 7, 1997 and/or for whose benefit this Agreement is being entered into as described elsewhere herein.

         NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, the parties do hereby agree as follows:

1.       REGISTRATION UNDER THE SECURITIES ACT.

         1.1      Definitions. For purposes of this Agreement:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement;

                  (c) The term "Registrable  Securities" means (i) the Company's no par value Common Stock (the "Common Stock") sold in a private offering more fully described in the Company's Confidential Private Offering Memorandum dated February 7, 1997 (the "Offering") and "Memorandum," respectively); and (ii) any Common Stock or other securities of the Company issued or issuable with respect to such shares of Common Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such Common Stock; provided, however, that Registrable Securities shall not include any securities no longer subject to the restrictions on transfer imposed by or on account of the Act.

                  (d) The term "Holder" means the person or entity holding Registrable Securities, who is also a party to this Agreement.

                  (e) Unless otherwise indicated, any other capitalized term used herein shall have the meaning set forth in the Memorandum.

         1.2 Registrable of Registrable Securities. Within six (6) months following the final closing of the Offering, the Company shall use its best efforts to file a registration statement under the Act covering the Registrable Securities and to use its further best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission. The Company is obligated to effect only one (1) registration pursuant to this
Section 1.2 unless the Company fails to effect the registration of all Registrable Securities for which registration is required and have such registration declared or ordered effective.

         1.3 Obligations of the Company. Whenever required under Paragraph 1.2 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to be declared or ordered effective.

                  (b) Prepare and file with the Commission  such  amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for a period ending the earlier of (i) the completion of the distribution of the Registrable Securities included in the registration statement or (ii) one year from the date hereof.

                  (c)  Furnish  to  the  Holder  such  numbers  of  copies  of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service or process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

                  (e) Use its best efforts to maintain a current prospectus allowing the resale of the Shares covered by the registration statement for so long as any of the Registrable Securities remain unsold pursuant to the prospectus, subject to termination of this obligation as set forth in paragraph 1.8, below.

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

         1.4 Furnish Information. It shall be a condition preceding to the obligations of the Company to take any action pursuant to this Agreement as to any Holder that such Holder shall furnish to the Company such information regarding him or it, the Registrable Securities held by him or it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be requested or required by the Commission or otherwise in connection with the action to be taken by the Company.

         1.5 Expenses of Registration. All expenses incurred in connection with registration pursuant to Paragraph 1.2 hereof (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

         1.6 Delay of Registration. Notwithstanding any other provision of this Agreement, no Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, officer, director, partner, controlling person or underwriter and stated to be specifically for use therein.

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

                  (b) To the extent required by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers and directors, each underwriter of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriting within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or allege omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by any instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

                  (c) Each party entitled to indemnification under this Paragraph 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnified Party's ability to defend such action; and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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

         1.8 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Paragraph 1.2 if the benefits of Rule 144 promulgated under the Act as currently in effect or any other similar rule or regulation that may hereinafter be enacted by the Commission permitting a Holder to sell securities of the Company to the public without registration on terms and conditions as beneficial to the Holder as those of Rule 144 as it exists at the date of this Agreement, are available to the Holder, then the Company shall have no obligation to register securities (or continue to maintain an effective registration statement covering the resale of such securities) pursuant to this Agreement to any Holder who owns less than one percent (1%) of the Company's Common Stock (on a fully diluted basis) and whose sales are not required to be aggregated with others.

         1.9 Reports under the Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company, or if such registration statement has already been filed, as of the date hereof;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

                  (c) Furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company, or if such registration statement has already been filed, as of the date hereof), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements, or, if already so subject, as of the date hereof), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the Commission permitting selling of any such securities without registration.

         1.10 Proposed Transfers of Registrable Securities. The Holder of each certificate representing Registrable Securities, by accepting those securities, agrees to comply in all respects with the following provisions:

                  (a) Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Paragraph 1.2, above), the Holder of those Registrable Securities shall given written notice to the Company of such Holder's intention to effect the transfer.

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

                  (b) Each such notice shall describe the manner and circumstances of the proposed transfer, shall be accompanied by such information as is necessary in order to establish that such transfer may be made without registration under the Act and, other than in connection with a proposed transfer in according with Rule 144 or any similar rule or regulation that may hereafter be enacted by the Commission permitting a Holder to sell securities to the public without registration on terms and conditions analogous to those of Rule 144, and except with respect to transactions not involving a change in beneficial ownership or transactions involving the distribution without consideration of Registrable Securities by any of the Holders to any of their partners, retired partners, or any estate of their partners or retired partners, or to any affiliated venture capital partnership or to any members of the immediate family of the Holders or to a family trust of the Holders, shall be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company and its counsel stating that the proposed transfer of the Registrable Securities may be effected without registration under the Act and without qualification; or (ii) a Ano action" letter from the SEC; or (iii) an appropriate registration statement with respect to such Registrable Securities filed by the Company with the Commission and declared effective by the Commission.

                  (c) Having satisfied paragraph 1.10(b) above, the Holder of such Registrable Securities shall be entitled to transfer the Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

                  (d) Each certificate evidencing the Registrable Securities transferred shall bear the appropriate restrictive legends as set forth on the Registrable Securities themselves prior to transfer. But the Company shall remove such restrictive legend upon the request of the Holder if (i) the Company has received an opinion of counsel who is reasonably acceptable to it and its counsel to the effect that registration of any and all future transfers is not required; and (ii) an appropriate registration statement with respect to such Registrable Securities has been filed by the Company with the Commission and declared effective by the Commission; or (iii) such transfer shall be made in compliance with the requirements of Rule 144 or its successor. In these events, the Company shall cause new certificates without the said restrictive legend to be issued promptly to the Holder in exchange for outstanding legended certificates, and such unlegended securities shall no longer be Registrable Securities under this Agreement.

         1.11 Transfer of Registration Rights. The registration rights of the Holders under this Agreement may be transferred to any transferee who acquires Registrable Securities; provided, however, that such transfer of rights shall be effective only where the Company is given written notice by the Holder stating the names and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.


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


IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date indicated below.

   Date:  April 11, 1997

                                 POWER SPECTRA, INC.
                                 a California corporation



                                 By:    /s/ Edward J. Lamb
                                      ---------------------------------------

                                 Its:    Chief Financial Officer and Secretary
                                      ---------------------------------------


   Date:           , 1997

                                 HOLDER (Non-Individual):*



                                      ---------------------------------------
                                                 NAME OF ENTITY


                                 By:
                                      ---------------------------------------


                                 Number of Shares:
                                                   --------------------------


   Date:           , 1997

                                 HOLDER (Individual):*


                                 ---------------------------------------------


                                 Number of Shares:
                                                   --------------------------

*  See attached list of Subscribers attached as Exhibit A.

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


                                                                       Exhibit A
                                                                       ---------

                         Subscribers who are parties to
                          Registration Rights Agreement
                              dated April 11, 1997


Barnett & Co.
California Central Trust Bank TTEE FBO Frederick S. Moore
William B. Cormack
Paul Escobosa
European Industries
Robert A. Leisses
Michael L. Meyer
Barry Reder
Kenneth J. Smith
Alan R. Stephenson and Janice A. Saunders
Michael Sugarman
William G. Van Horn


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